LESSEE DISCLOSURES	12 Months Ended
Dec. 31, 2022
Disclosure Of Leases [Abstract]
LESSEE DISCLOSURES
NOTE 22: LESSEE DISCLOSURES
The table below sets out the movement in the Group's right-of-use assets, which are primarily in respect of premises, and are recognised within other assets (note 21).

	2022 £m	2021 £m
At 1 January	1,268	1,434
Exchange and other adjustments	–	(9)
Additions	97	71
Disposals	(33)	(12)
Depreciation charge for the year	(213)	(216)
At 31 December	1,119	1,268
The Group's lease liabilities are recognised within other liabilities (note 26). The maturity analysis of the Group's lease liabilities on an undiscounted basis is set out in the liquidity risk section of note 44.
The total cash outflow for leases in the year ended 31 December 2022 was £204 million (2021: £243 million). The amount recognised within interest expense in respect of lease liabilities is disclosed in note 5.